Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2009 of MONY Life Insurance Company of America (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 17, 2010

/s/ Christopher M. Condron Christopher M. Condron
Chairman of the Board,
President and Chief Executive Officer